                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) DECEMBER 27, 1999


                     PaineWebber Mortgage Acceptance Corp IV
                   Fremont Home Loan Owner Trust Series 1999-1
             (Exact name of registrant as specified in its charter)


            Delaware                333-40467                   51-6512656
(State or other jurisdiction       (Commission                (IRS Employer
       of incorporation)           File Number)             Identification No.)

                         c/o First Union National Bank,
                         230 S. Tryon Street, 9th Floor,
                            Charlotte, NC 28288-1179
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (704) 383-9568


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         (Former name or former address, if changed since last report.)

Item 5. See the monthly statement to Bondholders attached as Exhibit 20.1 hereto reflecting the required information for the DECEMBER 1999 payment to the Fremont Home Loan Asset-Backed Notes Series 1999-1

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Item 601 (a) of Regulation.
S-K Exhibit Number.
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20.1 Monthly statement to holders of Fremont Home Loan Asset-Backed Notes Series 1999-1 relating to the DECEMBER 27, 1999 Payment Date.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of Fremont Home Loan Owner Trust Series 1999-1 by the undersigned thereunto duly authorized.



Dated:  JANUARY 11, 2000           By:  First Union National Bank, as Indenture
                                        Trustee and on behalf of Fremont Home
                                        Loan Owner Trust Series 1999-1

                                        BY:  /s/ Robert Ashbaugh
                                             ----------------------------------
                                             Robert Ashbaugh
                                             Vice President

                                  EXHIBIT INDEX




20.1 Monthly statement to holders of Fremont Home Loan Asset-Backed Notes Series 1999-1 relating to the DECEMBER 27, 1999 Payment Date.